                                     ANNEX D

                            LIMITED LICENSE AGREEMENT

         This Limited License Agreement (the "Agreement") dated as of January ___, 1997, between John Hancock Mutual Life Insurance Company, a mutual life insurance corporation organized and existing under the laws of the Commonwealth of Massachusetts ("Licensor") and Unicare Life & Health Insurance Company, a stock life insurance company organized and existing under the laws of the State of Delaware ("Licensee") is the License Agreement contemplated by the Purchase and Sale Agreement between Licensor and Licensee dated as of October 10, 1996 (the "Purchase Agreement").

                               W I T N E S S E T H

         WHEREAS, Licensor is the owner of rights (including, without limitation, common law rights and registered state and federal copyrights, trademarks and service marks) in the Territory (as defined below) in and to the names set forth on Schedule A and any abbreviation, derivation, colorable imitation or variation thereof (the "Names"), and the goodwill associated therewith including, but not limited to, the registrations and applications set forth in Schedule A attached hereto and made a part hereof (collectively, the "Name Rights");

         WHEREAS, Licensor is transferring to Licensee (as defined below) the GBO Included Business (as defined in the Purchase Agreement) consisting of certain assets of Licensor as described in the Purchase Agreement;

         WHEREAS, Licensor and Licensee are entering into a Coinsurance Agreement (the "Coinsurance Agreement") on the date hereof under which the Licensor will cede, and the Licensee will reinsure, on a 100% coinsurance basis, certain Reserves and Liabilities under the Coinsured Policies which consist of the Existing GBO Policies and the Transition GBO Policies (the terms "Reserves and Liabilities," "Insurance Policies," "Coinsured Policies," "Existing GBO Policies," and "Transition GBO Policies" having the meanings set forth in the Purchase Agreement, or, if not defined in the Purchase Agreement, the Coinsurance Agreement);

         WHEREAS, Licensor and Licensee are entering into an Administration Agreement (the "Administration Agreement") on the date hereof whereby Licensee agrees to perform for Licensor services required for the administration of the Coinsured Policies;

         WHEREAS, pursuant to Section 8.5 of the Purchase Agreement, Licensor has agreed to grant to Licensee the right and license to use the Names as provided in this License Agreement in the performance of the services required to be performed by Licensee under the Administration Agreement and the Coinsurance Agreement and the consummation of the transactions contemplated by the Purchase Agreement (including the Transaction Documents referenced therein);

         WHEREAS, subject to the terms and conditions hereinafter set forth, Licensee desires to obtain such license as contemplated in the Purchase Agreement and Licensor is willing to grant to Licensee such license;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                                A G R E E M E N T

     1.  Certain Definitions

         Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         "Agreement" means this License Agreement as it may be amended from time to time.

         "Licensee" means Unicare Life & Health Insurance Company and any successor (including, but not limited to, the surviving company of any merger or reorganization involving the Licensee) or permitted assignee thereof.

         "Licensor" means Licensor and any successor (including, but not limited to, the surviving company of any merger or reorganization involving the Licensor) or assignee thereof.

         "Term" means the term of this Agreement as set forth in Section 5 hereof.

         "Territory" means the United States, Guam and Puerto Rico.

     2.  Grant of License

         Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, a personal, nonexclusive, royalty-free, limited license, without the right to sublicense, under the Name Rights to use the Names in the Territory during the Term solely for the purpose of performing its duties and obligations under the Administration Agreement and the Coinsurance Agreement and the consummation of the transactions contemplated by the Purchase Agreement and the other Transaction Documents. So long as Licensee is in the same line of business in the United States, for a period of five (5) years from the date of this License Agreement, Licensor will not grant any rights under the Name Rights to any third party to use the Names in the United States in the Subject Business (as defined in the Purchase Agreement), except where such use of Name Rights, if done directly by Licensor, would not violate the covenant not to

                                       2.
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compete contained in Section 5.11 of the Purchase Agreement. Licensee's rights to use the Names shall be subject to the following limitations:

         (a) Licensee shall use the Names during the Term in the performance of its duties and obligations under the Administration Agreement and the Coinsurance Agreement with respect to the GBO Included Business and the consummation of the transactions contemplated in the Purchase Agreement and the other Transaction Documents as follows:

             (i) On Licensor's business forms presently used in the conduct of the GBO Included Business, Licensee shall have the right to use the Names as used in the forms in the performance of its duties and obligations under the Administration Agreement.

             (ii) In Licensor's marketing materials and advertisements used with respect to products of the GBO Included Business (whether alone or in conjunction with other products offered by Affiliates of Licensee), Licensee shall have the right to use the Names during the Term; provided, however, that such marketing material and advertisements either shall be substantially similar in form and content and circumstances for proposed use to that used by Licensor prior to the date of this License Agreement or shall be approved by Licensor in writing prior to the use thereof, which approval shall not be unreasonably withheld; and provided, further, that all use of such marketing materials or advertisements by Licensee must be made in compliance with all applicable law. Licensor shall designate a member of its legal department to approve marketing materials, and all materials not specifically disapproved in writing within five (5) Business Days after submission for approval to Licensor by Licensee shall be deemed approved.

             (iii) To the extent required by law or regulatory authorities in connection with performing the duties and obligations under the Administration Agreement and the Coinsurance Agreement and the consummation of the transactions contemplated by the Purchase Agreement and the other Transaction Documents, Licensee will give Licensor prior written notice of each use of the Names pursuant to this Section 2(a)(iii).

         In addition, during the Term hereof through the last Transition Termination Date (i) Licensee may use the phrase "formerly issued by John Hancock Mutual Life Insurance Company" with respect to Insurance Policies issued by Licensee as a continuation of the GBO Included Business after the Effective Time and (ii) Licensee may use the phrase "formerly conducted by John Hancock Mutual Life Insurance Company" with respect to the provision of administrative services by Licensee as a continuation of the GBO Included Business after the Effective Time.

         (b) In using the Names as provided in Section 2(a) above, Licensee shall not use the Names in any manner which jeopardizes the significance, distinctiveness, or validity thereof or impairs the value of the goodwill associated therewith. Licensee shall permit Licensor's authorized representative(s) to review

                                       3.
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relevant materials related to the use of the Name from time to time during the
Term for the purpose of determining conformity with the quality standards specified in Section 4 hereof.

         (c) Where required by applicable law in the Territory, the Names shall be identified as a trademark or service mark of Licensor by appropriate statutory notice. Any such requirements as of the Closing Date shall be set forth on Schedule A attached hereto. Licensee shall use such additional required statutory trademark notice or other marking as may be reasonably requested in writing by Licensor from time to time. Licensor shall be obligated to give timely notice to Licensee of any change in required statutory notice after the Closing Date, including the maturation of applications into registrations.

         (d) Licensee agrees during and after the Term (i) not to use the Names or any variation thereof outside the Territory, and (ii) not to seek registration of the Names or any variation thereof in any jurisdiction.

         (e) To the extent required by law or regulation, all advertising and other materials utilized by Licensee bearing the Names shall clearly indicate that use of the Names is under license from the Licensor.

         (f) Licensee shall not have any title or interest, express or implied, in the Names or the right to use the Names, except as provided herein and subject to the terms and conditions stated in this Agreement. No license, either express or implied, is granted by Licensor to Licensee hereunder with respect to any trademark or service mark or otherwise except as specifically stated herein.

     3.  Indemnification

         (a) Licensee shall indemnify, defend, and hold Licensor, its Affiliates, and their respective directors, officers, employees and agents, harmless from and against any Liability paid or incurred arising out of the marketing, offering, issuance, sale or performance of any products or services bearing the Names or offered under the Names by Licensee following the Closing or otherwise arising in any manner out of the use of the name by Licensee (including, without limitation, the reasonable costs or expenses of investigating and defending any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees in connection therewith) ("Licensor Indemnifiable Losses"); provided, however, that Licensee shall not have any obligation to indemnify Licensor for Licensor Indemnifiable Losses (i) arising out of Licensor's failure to have or maintain valid intellectual property rights in the Names as specified in Schedule A hereof, to the extent such failure is not attributable to actions by Licensee or failure by Licensee to take actions required by the terms of this License Agreement, or (ii) arising in connection with a use of the Names which gives rise to a valid claim by Licensee against Licensor pursuant to the indemnification provisions set forth in subsection (b) of this Section 3.

                                       4.
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         (b) Licensor shall indemnify, defend and hold harmless Licensee, its
Affiliates, and their respective directors, officers, employees and agents, harmless from and against any Liability (including, without limitation, the reasonable costs or expenses of investigating and defending any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and reasonable attor- neys' fees in connection therewith) (i) arising out of Licensor's failure to have or maintain valid intellectual property rights in the Names, to the extent such failure is not attributable to actions by Licensee or failure by Licensee to take actions required by the terms of this License Agreement, and (ii) arising out of any third party claim that Licensee's use of the Names pursuant to this Agreement infringes such third party's intellectual property rights.

         (c) The indemnification contemplated in this Section 3 shall be from the first dollar and independent of and in addition to the provisions set forth in Article XIV of the Purchase Agreement, except that indemnification under this
Section 3 shall be made using the procedures, terms and conditions contained in Sections 14.2 and 14.3 of the Purchase Agreement as if fully set forth herein, with (i) references in Section 14.2(a) to "indemnification under Section 14.1 of this Agreement" changed to refer to "indemnification under Section 3 of this License Agreement", (ii) the phrase "except as provided in Section 14.1(g) and" deleted in Section 14.2(c), (iii) references in Section 14.3 to "this Article XIV" shall be changed to refer to "this Section 3", and (iv) the phrases "and, in any event, within the time period referred to in Section 14.1(g)" and "So long as Indemnitee provides the Indemnity Notice within the time period referred to in Section 14.1(g)" deleted from the text of Section 14.3.

     4.  Quality Standards

         (a) As a condition to the rights and licenses granted herein, Licensee shall perform the services required pursuant to the Administration Agreement and the Coinsurance Agreement in accordance with the standards set forth in the Administration Agreement.

         (b) Licensee shall be responsible for ensuring that the products and services offered by Licensee under the Names will comply and be conducted in accordance with applicable laws and regulations.

     5.  Term; Effect of Termination

         (a) This Agreement and the licenses granted in Section 2 hereof shall become effective as of the Closing Date. Unless earlier terminated in accordance with the provisions of this Section 5, the license granted pursuant to Section 2(a)(ii) shall be terminated as of the last Transition Termination Date as set forth in the Coinsurance Agreement. Unless earlier terminated in accordance with the provisions of this Section 5, the license granted pursuant to Section 2(a)(i) and (iii) hereof shall continue in full force and effect until the termination of the Administration Agreement.

                                       5.

         (b) This Agreement may be terminated by Licensor, at its option, upon written notice to Licensee if there shall occur a material breach of a material provision of this Agreement and such breach is not cured within thirty (30) days after written notice from Licensor to Licensee.

         (c) Upon the termination of this Agreement by Licensor, Licensee shall, subject to applicable regulatory requirements, cease use of the Names and shall destroy, give reasonably timely notice to all agents and employees to destroy or, at the request of Licensor, return to Licensor, all written materials bearing the Names, and Licensee shall immediately change any trade name or d/b/a to a name which does not include the Names (except with respect to words therein other than "John Hancock" or a derivative thereof which are not distinctive to Seller), to the extent not already changed, and shall not thereafter use the Names or indicate that Licensee is a trademark licensee of Licensor. In addition, after such termination, Licensee shall refrain from using or displaying any advertising or promotional material or performing any other act which would cause anyone to infer or believe Licensee to be licensee of Licensor with respect to the Name Rights.

         (d) Termination of this Agreement shall not release either party from any Liability incurred while this Agreement was in effect or which thereafter may accrue in respect of any act or omission that occurred prior to termination, nor shall termination affect in any way survival of this Section 4 or the indemnification provisions of Section 3, and any other right or obligation which, by its context, is intended to remain in effect after termination.

         (e) Upon termination of this Agreement, Licensee shall promptly perform all reasonable acts which may be necessary to render effective the termination of its interest in the Names including, but not limited to, the cancellation of any registration or recordation of this Agreement or any summary thereof, and Licensee shall execute any assignment, conveyance, acknowledgment, or other document required or requested by Licensor relinquishing or conveying to Licensor any and all rights to or interest in the Names which Licensee has or may have acquired.

         (f) The rights and remedies set forth in this Section 4 are in addition to all other rights and remedies available at law or equity.

     6.  Protection of Licensed Marks; Litigation.

         (a) Licensor and Licensee agree to notify each other promptly if either party receives notice of (i) any conflicting uses of, or any applications of or registrations for, a trademark or service mark that may conflict with the Names,
(ii) any acts of infringement or unfair competition involving the Names, or
(iii) any allegations that the use of the Names by Licensor or Licensee infringes the trademark or service mark or other rights (including rights relating to unfair competition) of any other person.

         (b) During the Term, Licensor will be obligated, and will have the sole right, to take all reasonable steps to enforce the Name Rights, which shall include the

                                       6.
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filing of opposition and cancellation proceedings before the United States
Patent and Trademark Office and state agencies responsible for registration of trademarks and service marks but shall not include the obligation to initiate unfair competition and trademark infringement litigation in the federal or state courts. Licensor shall have the right to include Licensee as a party in such litigation where necessary to maintain Licensor's standing, and Licensee agrees to join in such litigation at Licensor's expense as a voluntary plaintiff or claimant upon request of Licensor. Licensor shall have the sole right to control and settle any opposition and cancellation proceedings and any infringement proceedings that Licensor elects to initiate. Licensee shall cooperate with Licensor in the prosecution of such litigation, opposition, or cancellation proceedings, at Licensor's expense.

         (c) Any recovery obtained as a result of infringement shall be applied first to reimburse the parties for their respective expenses (including costs and attorney fees) incurred in connection with such suit or other proceeding and any remaining recovery will be retained by Licensor.

     7.  Miscellaneous

         (a) Notices. All notices, requests, demands and other communications made hereunder will be in writing and will be deemed duly given if delivered personally, upon confirmation of transmission if sent by telex or facsimile, upon the third Business Day after mailing if sent by registered or certified mail, postage prepaid, or upon receipt if sent by reputable overnight carrier as follows, or to such other address or Person as either party may designate by notice to the other parties hereunder:

         If to Licensor:

               John Hancock Mutual Life Insurance Company
               Attention: Thomas E. Moloney
                          Chief Financial Officer
                          200 Clarendon Street
                          Boston, MA 02117
               Telephone: (617) 572-0600
               Fax:       (617) 572-5170

         With copies to:

               John Hancock Mutual Life Insurance Company
               Attention: Michael H. Studley, Esq.
                          Vice President and Counsel
                          200 Clarendon Street
                          Boston, MA 02117
               Telephone: (617) 572-9253
               Fax:       (617) 572-1565

                                       7.
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         If to Licensee:

               Unicare Life & Health Insurance Company
               Attention: D. Mark Weinberg
                          President, National Business
                          26565 Agoura Road, Suite 300
                          Calabasas Hills, CA 91301-5339
               Telephone: (818) 878-2929
               Fax:       (818) 880-4306

         With copies to:

               WellPoint Health Networks, Inc.
               Attention: Kandy F. Waldie, Esq.
                          Vice President, Assistant General Counsel
                          21555 Oxnard Street
                          Woodland Hills, CA 91367
               Telephone: (818) 703-4595
               Fax:       (818) 703-4406

         (b) Amendments, Waivers, Consents. This Agreement cannot be changed or terminated orally and no waiver of compliance with any provision or condition hereof and no consent provided for herein will be effective unless evidenced by an instrument in writing duly executed by the proper party. The failure of Licensor or Licensee to insist on strict compliance with this License Agreement, or to exercise any right or remedy under this License Agreement, shall not constitute a waiver of any rights provided under this License Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such right or remedy in the future.

         (c) Consent to Jurisdiction. Each of Licensee and Licensor irrevocably submits to the exclusive jurisdiction of (i) the Court of Chancery of the State of Dela- ware and (ii) the United States District Court for the District of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement. Each of Licensee and Licensor agree to commence any action suit or proceeding relating hereto either in the United States District Court for the District of Delaware or, if such suit, action or proceeding may not be brought in such court for jurisdictional reasons, in the Chancery Court of the State of Delaware, New Castle County. Licensee further agrees that service of process, summons, notice or document by hand delivery or U.S. registered mail in care of John Hancock Mutual Life Insurance Company, Attention of the General Counsel, shall be effective service of process for any action, suit or proceeding brought against Licensor in any such court. Licensor further agrees that service of process, summons, notice of document by hand delivery or U.S. registered mail in care of Unicare Life & Health Insurance Company, Attention of the General Counsel, shall be effective service of process for any action, suit or proceeding brought against Licensee in any such court. Each of Licensee and Licensor irrevocably and unconditionally waives

                                       8.
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any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (A) the Chancery Court of the State of Delaware, New Castle County or (B) the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         (d) Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, legal representatives and assigns; provided, however, that this Agreement may not be assigned to any Person by Licensee without the prior written consent of the Licensor. Any attempted assignment in contravention of this paragraph shall be void.

         (e) Entire Agreement. This Agreement and the other agreements referred to herein contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all previous written or oral negotiations, commitments and writings. The section headings of this Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret, or construe the intentions of the parties. This Agreement may be executed in two or more counterparts, and all such counterparts will constitute one and the same instrument.

         (f) Applicable Law. This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such state.

         (g) Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto, their respective successors and permitted assignees. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third Persons to the parties hereto. No provision of this Agreement shall give any third Persons any right of subrogation or action over or against the parties hereto.

         (h) Execution by Licensee. By execution of this License Agreement, Licensee agrees on behalf of itself and each of its Affiliates to be bound by the terms of this Agreement.

                                       9.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                         JOHN HANCOCK MUTUAL LIFE INSURANCE
                                         COMPANY

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         UNICARE LIFE & HEALTH INSURANCE COMPANY

                                         By: ___________________________________
                                             Name:
                                             Title:

                                       10.

                                                                      Schedule A

                   Name Rights Registrations and Applications

Copyrights:

None.

Tradenames:

John Hancock Mutual Life Insurance Company
John Hancock Financial Services

Service Marks:

                                        PTO Registration       Date Mark
                                        Number                 Registered

GBO Only Service Marks:

Hancock Preferred                       R#1417955              Nov. 18, 1986
John Hancock Preferred Health Plan      R#1399811              July 1, 1986

GBO Shared Service Marks:

John Hancock (block letters)            R#1287236              July 24, 1984
John Hancock (signature logo)           R#557033               April 1, 1952
Hanstar                                 R#1389411              April 8, 1986

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